UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY CHINA A SHARE FUND, INC. MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. MORGAN STANLEY INDIA INVESTMENT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MORGAN STANLEY CHINA A SHARE FUND, INC.
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC.
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
MORGAN STANLEY INDIA INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of the Annual Meetings of Stockholders (the "Meetings") of each of the funds listed above (each a "Fund" and collectively, the "Funds"), to be held on June 24, 2022, at the following times, and any adjournments or postponements thereof:

Morgan Stanley China A Share Fund, Inc. ("CAF")	8:30 a.m. Eastern Time
Morgan Stanley India Investment Fund, Inc. ("IIF")	8:30 a.m. Eastern Time
Morgan Stanley Emerging Markets Debt Fund, Inc. ("MSD")	8:30 a.m. Eastern Time
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. ("EDD")	8:30 a.m. Eastern Time

The Meetings will be held by audio teleconference only.

The Meetings are held for the following purposes:

1.  To elect Directors of the Funds, each to serve until the 2023 or 2025 annual meeting of stockholders as applicable and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

2.  To consider and act upon any other business as may properly come before the Meetings or any adjournments or postponements thereof.

Only stockholders of record of a particular Fund at the close of business on April 4, 2022, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments or postponements thereof.

Attending the Meetings by Teleconference as a Stockholder of Record

To participate in the Meetings, stockholders must send an email to Shareholdermeetings@computershare.com by 8:30 a.m., Eastern Time, on June 22, 2022 in order to receive a toll-free phone number, participant code and instructions on how a stockholder may submit a vote during the Meetings. The phone number that will be provided will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call the Funds' proxy solicitor, Computershare Fund Services ("Computershare") at 1-800-231-2608.

Registering to Attend the Meetings by Teleconference as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meetings. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to Shareholdermeetings@computershare.com. Requests for registration for the Meetings must be received no later than 8:30 a.m., Eastern Time, on June 22, 2022. You will receive a confirmation email from Computershare of your registration that will include information on how to participate in the Meetings and a control number that will allow you to vote at the Meetings.

MARY E. MULLIN
Secretary

Dated: May 6, 2022

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2022:

The Joint Proxy Statement for the Annual Meetings of Stockholders, along with the proxy cards and each Fund's annual and/or semi-annual report are available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY CHINA A SHARE FUND, INC. ("CAF")
MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ("MSD")
MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT
FUND, INC. ("EDD")
MORGAN STANLEY INDIA INVESTMENT FUND, INC. ("IIF")

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished by the Board of Directors (each a "Board" and collectively, the "Boards") of each of the funds listed above (each a "Fund" and collectively, the "Funds") in connection with the solicitation of proxies by the Board for use at the Annual Meeting of Stockholders of each Fund (each a "Meeting" and collectively, the "Meetings") to be held on June 24, 2022. The Meetings will be held by audio teleconference only. It is expected that the Notice of Annual Meetings of Stockholders, Joint Proxy Statement and Proxy Card will first be sent to stockholders of the Funds ("Stockholders") on or about May 13, 2022. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the enclosed Proxy Card for a Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares of common stock with respect to the Funds (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Properly executed but unmarked Proxy Cards submitted by Stockholders will be voted FOR each of the nominees for election as a Director of that Fund as set forth in this Joint Proxy Statement. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy. In order to revoke a proxy in person at the Meetings, Stockholders must either submit a subsequent proxy or vote in person and request that their proxy be revoked.

The Board has fixed the close of business on April 4, 2022 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments or postponements thereof. On that date, the following number of Shares of each Fund were outstanding and entitled to vote:

CAF	21,881,465	Shares
EDD	65,987,557	Shares
IIF	10,941,967	Shares
MSD	20,386,720	Shares

The cost of soliciting proxies for the Meetings, including printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, telephone or otherwise through Directors and officers of the Funds or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser for each Fund and the administrator for each Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith

Barney LLC, without special compensation therefor. In addition, the Funds may employ Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), as proxy solicitor. The transfer agent services for each Fund are currently provided by Computershare Trust Company, N.A.

Stockholders will be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, CFS may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail or electronically. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Each Stockholder may vote by mail using the enclosed Proxy Card, by Internet or by touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that CFS is retained as proxy solicitor, CFS will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $10,000, which would be borne evenly by the Funds. Any additional expenses incurred by CFS with respect to the Funds collectively will be split pro rata among the Funds according to net assets. Any additional expenses incurred by CFS with respect to a specific Fund will be paid by such Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2021 (October 31, 2021 for EDD) to any Stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, by calling toll-free 1-800-231-2608 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as each Fund's administrator and investment adviser. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Funds. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a Stockholder that owns record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a Stockholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Stockholder is a beneficial owner. If the proposed election of Directors is approved by Stockholders of one Fund and disapproved by Stockholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone or the Internet as indicated in each Fund's Proxy Card.

Only one Joint Proxy Statement will be delivered to multiple Stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Stockholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, or by calling toll-free 1-800-231-2608. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free 1-800-231-2608.

The Board of each Fund recommends that you vote "FOR" the election of each of the nominees as a Director of that Fund as set forth in Proposal No. 1 of this Joint Proxy Statement. Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meetings, Stockholders will be asked to consider and vote on the election of the nominees named below as Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of:

(i)  each of Frank L. Bowman, Jakki L. Haussler, Manuel H. Johnson and Eddie A. Grier as a Class III Director for a term expiring in 2025, for all Funds except IIF;

(ii)  Frances L. Cashman as a Class I Director for a term expiring in 2023, for all Funds except IIF;

(iii)  each of Frances L. Cashman and Jakki L. Haussler as a Class I Director for a term expiring in 2025, for IIF; and

(iv)  Eddie A. Grier as a Class II Director for a term expiring in 2023, for IIF.

Pursuant to each Fund's By-Laws, the terms of office of the Directors are staggered. The Board of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class generally having a term of three years. Each year the term of one class expires. The Directors of each Fund and their designated Class are shown below.

	Class I	Class II	Class III
All Funds(1) (except IIF)	Frances L. Cashman Kathleen A. Dennis Joseph J. Kearns Patricia A. Maleski	Nancy C. Everett Michael F. Klein W. Allen Reed	Frank L. Bowman Jakki L. Haussler Manuel H. Johnson Eddie A. Grier
IIF(2)	Frances L. Cashman Jakki L. Haussler	Nancy C. Everett Eddie A. Grier	Joseph J. Kearns Patricia A. Maleski

(1)  Only Ms. Cashman (Class I) and the Directors currently in Class III are being considered for election at this Meeting with respect to all Funds except IIF.

(2)  Only Mr. Grier (Class II) and the Directors currently in Class I are being considered for election at this Meeting with respect to IIF.

Pursuant to each Fund's By-Laws, each Director holds office until the expiration of his or her term and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the applicable charter.

Board Structure and Oversight Function

Each Board's leadership structure features an Independent Director serving as Chair (except IIF, which does not have a designated Chair) and the Board Committees described below. The Chair participates in the preparation of the agenda for meetings of the Board of each Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of each Fund. The Chair also presides at all meetings of the Board of each Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings.

The Board of each Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Funds and the Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of each Fund has established the following standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Risk Committee (except with respect to IIF), (5) Equity Investment Committee and (6) Fixed Income, Liquidity and Alternatives Investment Committee, which are each comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Funds. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Board Meetings and Committees" below.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board oversees these risks as part of its broader oversight of each Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Funds. In addition, appropriate personnel, including but not limited to the Funds' Chief Compliance Officer, members of the Funds' administration and accounting teams, representatives from the Funds' independent registered public accounting firm, the Funds' Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Funds' activities and related risks to the Board of each Fund and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect a Fund. Moreover, the Board recognizes that it may be necessary for the Funds to bear certain risks (such as investment risk) to achieve their respective investment objectives.

As needed between meetings of the Board of each Fund, the Board or a specific committee receives and reviews reports relating to the Funds and engages in discussions with appropriate parties relating to the Funds' operations and related risks.

Board Meetings and Committees

The Board of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and reviewing the valuation process. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of each Fund are currently Eddie A. Grier, Joseph J. Kearns, Nancy C. Everett and Jakki L. Haussler. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Funds (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of each Fund is Joseph J. Kearns.

The Board of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of each Fund's Board and any Board committees and oversees periodic evaluations of each Fund's Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit B. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund. The members of the Governance Committee of each Fund, other than IIF, are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia A. Maleski and W. Allen Reed, each of whom is an Independent Director. The member of the Governance Committee of IIF is Patricia A. Maleski, who is an Independent Director. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds, except IIF) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee of each Fund, other than IIF, is Kathleen A. Dennis.

None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from Stockholders. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Board of each Fund formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of each Fund, other than IIF, currently consists of Frank L. Bowman, Kathleen A. Dennis and Patricia A. Maleski, each of whom is an Independent Director. The members of IIF's Compliance and Insurance Committee are currently Nancy C. Everett and Patricia A. Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee of each Fund, other than IIF, is Frank L. Bowman.

Each Fund has an Equity Investment Committee and a Fixed Income, Liquidity and Alternatives Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund's investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. Each Investment Committee focuses on the Funds' primary areas of investment, namely equities, fixed income, liquidity and alternatives. The Equity Investment Committee of each Fund, other than IIF, currently consists of Kathleen A. Dennis, Nancy C. Everett, Eddie A. Grier, Jakki L. Haussler and Michael F. Klein, each of whom is an Independent Director. The members of IIF's Equity Investment Committee are Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler, each of whom is an Independent Director. The Chairperson of the Equity Investment Committee of each Fund is Nancy C. Everett.

The Fixed Income, Liquidity and Alternatives Investment Committee of each Fund, other than IIF, currently consists of Frances L. Cashman, Manuel H. Johnson, Joseph J. Kearns, Frank L. Bowman and Patricia A. Maleski, each of whom is an Independent Director. The members of IIF's Fixed Income, Liquidity and Alternatives Investment Committee are Frances L. Cashman, Joseph J. Kearns and Patricia A. Maleski, each of whom is an Independent Director. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee, other than IIF, is Manuel H. Johnson.

The Risk Committee assists the Board in connection with the oversight of each Fund's risks, including investment risks, operational risks and risks posed by the Fund's service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The Risk Committee currently consists of Frances L. Cashman, Manuel H. Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Director. The Chairperson of the Risk Committee is Michael F. Klein.

During each Fund's fiscal year ended December 31, 2021 (October 31, 2021 for EDD), the Board of Directors held the following meetings:

	Number of Meetings
	CAF, MSD and IIF	EDD
Board of Directors/Committee:
Board of Directors	6	6
Audit Committee	4	4
Governance Committee	9	10
Compliance and Insurance Committee	4	4
Equity Investment Committee[1]	5	5
Fixed Income, Liquidity and Alternatives Investment Committee[1]	5	5
Risk Committee[2]	4	3

1  Prior to January 1, 2021, this Committee was constituted as a sub-committee of the now defunct Investment Committee, and the number of meetings indicated includes meetings as a sub-committee.

2  The Risk Committee was established on January 1, 2021.

During each Fund's fiscal year ended December 31, 2021 (October 31, 2021 for EDD), each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; for each Fund's last annual Stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to each Fund's Board. Stockholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management's discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Each Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board of each Fund has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of each applicable Fund. In addition, the Board of each Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing each Fund and protecting the interests of Stockholders. Information about a Fund's Governance Committee and Board of Directors nomination process is provided above under the caption "Board Meetings and Committees."

The Directors of the Funds, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of funds in the Fund Complex overseen by each Independent Director and other directorships, if any, held by the Directors, are shown below (as of December 31, 2021).

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Frank L. Bowman† c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director of each of the Funds (except IIF)	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

77

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Frances L. Cashman† c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director of each of the Funds	Since February 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	78

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director of each of the Funds (except IIF)	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	77	Board Member, University of Albany Foundation (since 2012); Board Member of Mutual Funds Directors Forum (since 2014); Director of various non-profit organizations.

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director of each of the Funds	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	78

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Eddie A. Grier† c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director of each of the Funds	Since February 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	78

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Jakki L. Haussler† c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director of each of the Funds	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	78

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director of each of the Funds (except IIF)	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	77	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director of each of the Funds	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	78	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director of each of the Funds (except IIF)	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				77	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director of each of the Funds	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	78	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).

Name, Address and Birth Year of Independent Director	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Director of each of the Funds (except IIF) and Chair of the Boards of each of the Funds (except IIF)	Chair of the Boards since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	77	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of one or more Funds at the Meetings.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The executive officers of each Fund, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2021).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is appointed.

Experience, Qualifications and Attributes. The Board of each Fund has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With more than 30 years of experience in the financial services industry, Ms. Cashman possesses valuable insights and expertise regarding governance, marketing, communications, and strategy. Ms. Cashman is Chief Executive Officer of the Asset Management Division of Euromoney Institutional Investor PLC. Prior to that, Ms. Cashman spent over 20 years at Legg Mason & Co., ultimately serving as Executive Vice President and Global Head of Marketing and Communications. She has gained valuable experience as Director of two investment management entities and as a distribution leader reporting to boards of other mutual funds. In addition, Ms. Cashman also serves as Trustee for the Georgia Tech Foundation and the Gateway Foundation. Ms. Cashman also serves as an Advisory Board Member for FLX Distribution.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

During the course of a career spanning more than 40 years in both academia and industry, Mr. Grier has gained substantial experience in management, operations, finance, marketing, and oversight. Mr. Grier is the Dean of Santa Clara University's Leavey School of Business. Prior to that, Mr. Grier was the Dean of the Virginia Commonwealth University School of Business. Before joining academia, Mr. Grier spent

29 years at the Walt Disney Company where he served in various leadership roles, including as President of the Disneyland Resort. Mr. Grier also gained substantial oversight experience serving on the boards of Sonia Senior Living, Inc. (formerly, Capital Senior Living Corporation), NVR, Inc., and Middleburg Trust Company. In addition, Mr. Grier currently serves as a Director of Witt/Kieffer, Inc., Director of NuStar GP, LLC, Director of the Colonial Williamsburg Company, and Regent of University of Massachusetts Global. Mr. Grier is also a Certified Public Accountant.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Funds' Boards. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "Commission").

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as a Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP ("PW") and was a member of PW's Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group, and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and

Control of JPMorgan Asset Management and then as Head of JPMorgan Chase's Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.

The Directors' principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

The Board of each Fund has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the applicable Board until the end of the year in which they turn 80 years of age. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the Funds and each nominee for election as a Director, as of December 31, 2021. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the applicable Fund's Shares as of December 31, 2021.

Dollar Range of Beneficial Ownership of Shares in the Funds

Name of Independent Director	CAF	MSD	EDD	IIF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Bowman	None	None	None	None	Over $100,000
Cashman(1)	None	None	None	None	None
Dennis	None	None	None	None	Over $100,000
Everett	None	None	None	None	Over $100,000
Grier(1)	None	None	None	None	None
Haussler	None	None	None	None	Over $100,000
Johnson	None	None	None	None	Over $100,000
Kearns(2)	None	None	None	None	Over $100,000
Klein(2)	None	None	None	None	Over $100,000
Maleski	None	None	None	None	Over $100,000
Reed(2)	None	None	None	None	Over $100,000

(1)  As of December 31, 2021, the Director did not serve as Director of any of the Morgan Stanley Funds.

(2)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the various Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the plan.

As of May 1, 2022, the aggregate number of Shares of each Fund owned by the Funds' officers and Directors as a group was less than one percent of each Fund's outstanding Shares.

Compensation

Effective January 1, 2021, each Director (except for the Chair of the Boards) receives an annual retainer fee of $295,000 for serving as a Director of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, the Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and the Governance Committee Chairperson each receive an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $590,000 for his services and for administrative services provided to each Board.

Each Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. To the extent that a Director of a Fund is employed by the Adviser, that Director will receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, certain Morgan Stanley Funds began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to each of the Fund's Directors as of each Fund's fiscal year-end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2021 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any U.S. registered investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the "Fund Complex") for their services as Directors of such investment companies.

	CAF(4)	MSD(4)	EDD(4)	IIF(4)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Independent Directors(1)
Bowman	$611	$229	$503	$—	$360,000
Cashman(2)	None	None	None	None	None
Dennis	$585	$220	$482	$—	$345,000
Everett	$585	$219	$481	$320	$345,000
Grier(2)	None	None	None	None	None
Haussler	$500	$188	$412	$273	$295,000
Johnson	$585	$220	$482	$—	$345,000
Kearns(3)(4)	$636	$239	$523	$348	$375,000
Klein(3)(4)	$585	$220	$482	$—	$345,000
Maleski	$500	$188	$412	$273	$295,000
Reed(3)	$1,001	$376	$824	$—	$590,000

(1)  Includes all amounts paid for serving as Director of the Funds as well as serving as Chair of the Boards or a Chairperson of a Committee.

(2)  For the calendar year ended December 31, 2021, the Director did not serve as Director of a Fund and, accordingly, did not receive any compensation from the Funds or the Fund Complex.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2021 before deferral by the Directors under the DC Plan. As of December 31, 2021, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $975,487, $3,251,083 and $4,684,889, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)  The amounts shown in these columns represent the aggregate compensation before deferral with respect to each Fund's fiscal year. The following Directors deferred compensation from the Funds during the fiscal year ended October 31, 2021 for EDD and December 31, 2021 for CAF, MSD and IIF: Mr. Kearns, $745 and Mr. Klein, $1,287.

Prior to December 31, 2003, 49 of certain Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible Trustee/Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2021, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Directors:	Retirement Benefits Accrued as Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(2)
Manuel H. Johnson	$(14,585)	$55,816

(1)  Mr. Johnson's retirement expenses are negative due to the fact that they have been overaccrued.

(2)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A majority of the votes cast means that the number of votes cast "for" a nominee's election exceeds the number of votes "withheld" with respect to that nominee. With respect to each Fund, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. See "Additional Information" below.

The Board of each Fund recommends that you vote "FOR" the election of each of the nominees as a Director of that Fund as set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding Shares at April 7, 2022. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
CAF	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	1,237,643 Shares with sole voting power and sole dispositive power(1)	5.7%
	City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	6,236,599 Shares with sole voting power and sole dispositive power(2)	28.5%
	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	2,955,619 Shares with sole voting power and 4,121,828 Shares with sole dispositive power(3)	18.84%
	Bill & Melinda Gates Foundation Trust, Melinda French Gates, and William H. Gates III 2365 Carillon Point, Kirkland, Washington 98033 500 Fifth Avenue North, Seattle, Washington 98109	1,253,216 Shares with shared voting power and shared dispositive power(4)	5.7%
	Allspring Global Investments Holdings, LLC 525 Market St., 10th Fl, San Francisco, CA 94105	3,706,173 Shares with sole voting power and 3,692,862 Shares with sole dispositive power(5)	17.03%
MSD	Saba Capital Management, L.P, Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein 405 Lexington Avenue, 58th Floor, New York, New York 10174	1,142,803 Shares with shared voting power and shared dispositive power(1)	5.6%
	Wells Fargo & Company 420 Montgomery Street, San Francisco, CA 94163	1,041,395 Shares with shared dispositive power(6)	5.11%
	The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	7,324,844 Shares with shared dispositive power(7)	11.07%

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EDD	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Ste. 645 Chicago, Illinois 60654	4,193,601 Shares with sole voting power and sole dispositive power(1)	6.35%
	Bank of America Corporate Center 100 N Tryon St Charlotte, NC 28255	3,969,692 Shares with shared dispositive power(8)	6.0%
IIF	City of London Investment Managed Company Limited 77 Gracechurch Street, London England EC3V 0AS	3,852,228 Shares with sole voting power and sole dispositive power(1)	34.9%

(1)  Based on a Schedule 13G/A filed with the Commission on February 14, 2022.

(2)  Based on a Schedule 13G/A filed with the Commission on February 11, 2022.

(3)  Based on a Schedule 13G/A filed with the Commission on February 10, 2022.

(4)  Based on a Schedule 13G/A filed with the Commission on February 4, 2022.

(5)  Based on a Schedule 13G/A filed with the Commission on January 18, 2022.

(6)  Based on a Schedule 13G/A filed with the Commission on January 28, 2022.

(7)  Based on a Schedule 13G/A filed with the Commission on January 21, 2022.

(8)  Based on a Schedule 13G/A filed with the Commission on January 31, 2022.

A Stockholder who beneficially owns, either directly or through one or more controlled companies, more than 25 percent of the voting securities of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns a sufficient number of a Fund's outstanding voting securities, then, for certain proposals, one or more such control persons may be able to approve, or to prevent approval, of such proposals without regard to votes by other Stockholders.

The Stockholders set forth in the foregoing tables are the Stockholders of record and may be deemed to be the beneficial owners of certain of the Shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these Shares and would ordinarily disclaim any beneficial ownership therein. The Funds generally have no knowledge whether all or any portion of the Shares owned of record are also owned beneficially.

Section 16(a) of the 1934 Act requires that each Fund's executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the 1934 Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year, all of its officers, Directors and greater than 10% beneficial holders complied with all applicable filing requirements except with respect to late Form 3 filings for Frances L. Cashman and Deidre A. Downes.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At meetings held on June 16-17, 2021, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Board of such Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending

December 31, 2022 (October 31, 2022 for EDD). Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund's financial statements for its most recent fiscal year were audited by Ernst & Young LLP. The Audit Committee of the Board of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standard No. 1301. Based on the foregoing review and discussions, the Audit Committee of the Board of each Fund recommended to the Board that the audited financial statements for each Fund's most recent fiscal year-end be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee of each Fund
Eddie A. Grier, Member of the Audit Committee of each Fund
Jakki L. Haussler, Member of the Audit Committee of each Fund
Nancy C. Everett, Member of the Audit Committee of each Fund

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for the fiscal years ended December 31, 2021 and 2020 (October 31, 2021 and 2020 for EDD) are set forth below.

	2021	2020
CAF	$65,880	$64,211
MSD	$70,545	$68,757
EDD	$70,575	$68,787
IIF	$68,263	$66,533

Audit-Related Fees

There were no audit-related fees billed by Ernst & Young LLP related to the annual audit of a Fund's financial statements for the fiscal years ended December 31, 2021 and 2020 (October 31, 2021 and 2020 for EDD).

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2021 and 2020 (October 31, 2021 and 2020 for EDD) are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2021	2020
CAF	$0	$0
MSD	$0	$0
EDD	$0	$0
IIF	$0	$0

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2021 and 2020 (October 31, 2021 and 2020 for EDD).

Audit Committee Pre-Approval

It is the policy of the Audit Committee of the Board of each Fund to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditor. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures (the "Policy") requires each Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts.

All of the audit fees, audit-related fees, tax fees and other fees described above for which Ernst & Young LLP billed a Fund for the fiscal years indicated were pre-approved by the Audit Committee. None of the audit-related fees, tax fees and other fees were approved by the Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. Ernst & Young LLP did not provide any audit-related, tax, or other non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to each Fund, the Adviser, and to any entities controlling, controlled by or under common control with the Adviser that provide ongoing services to a Fund were:

	2021		2020
Fiscal year end 12/31(1):	$26,678,468	(3)	$231,320
Fiscal year end 10/31(2):	$25,983,885	(3)	$336,320

(1)  CAF, MSD and IIF

(2)  EDD

(3)  The fees included are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC custody rules and consulting services related to merger integration for a sister entity to the Adviser.

The Audit Committee of the Board of each Fund, as applicable, has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's Shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to a Fund are not received, proxies would be voted in favor of one or more adjournments of the Meeting with respect to such proposal to permit further solicitation of proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders. Pursuant to each Fund's Bylaws, the chairman of the Meeting or an officer of the Fund have the power to adjourn the Meeting from time to time. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. Stockholders do not have appraisal rights with respect to the proposals.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

A Stockholder's proposal, including with respect to Director nominees, intended to be presented at a Fund's Annual Meeting of Stockholders in 2023 must be received by such Fund on or before January 13, 2023 in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any Stockholder who desires to bring a proposal, including with respect to Director nominees, at a Fund's Annual Meeting of Stockholders in 2023, without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 26, 2023 and not later than April 25, 2023, in the manner and form required by that Fund's By-Laws. Each Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of such Fund requesting such By-Laws.

Requests for a Fund's By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management, 1633 Broadway, New York, NY 10019.

MARY E. MULLIN
Secretary

Dated: May 6, 2022

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

Attending the Meetings by Teleconference as a Stockholder of Record

To participate in the Meetings, stockholders must send an email to Shareholdermeetings@computershare.com by 8:30 a.m., Eastern Time, on June 22, 2022 in order to receive a toll-free phone number, participant code and instructions on how a stockholder may submit a vote during the Meetings. The phone number that will be provided will only be active for the date and time of the Meetings. If you have any questions prior to the Meetings, please call the Funds' proxy solicitor, Computershare Fund Services ("Computershare") at 1-800-231-2608.

Registering to Attend the Meetings by Teleconference as a Beneficial Owner

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meetings. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You may forward an email from your intermediary or attach an image of your legal proxy to Shareholdermeetings@computershare.com. Requests for registration for the Meetings must be received no later than 8:30 a.m., Eastern Time, on June 22, 2022. You will receive a confirmation email from Computershare of your registration that will include information on how to participate in the Meetings and a control number that will allow you to vote at the Meetings.

EXHIBIT A

JOINT AUDIT COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, FEBRUARY 24, 2009, JUNE 17, 2010, JUNE 6, 2011,
JUNE 27-28, 2012 (MAY 22, 2013 WITH RESPECT TO INDIA INVESTMENT
FUND), MAY 29, 2013 (WITH RESPECT TO ALL MORGAN STANLEY FUNDS
EXCEPT INDIA INVESTMENT FUND), DECEMBER 10-11, 2013,
MAY 28-29, 2014, JUNE 9-10, 2015, JUNE 15-16, 2016, JUNE 13-14, 2017,
SEPTEMBER 27-28, 2017, JUNE 13-14, 2018, JUNE 12-13, 2019
AND MARCH 4, 2021

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (together, the "Adviser") (as listed in Exhibit A, as may be amended from time to time) have adopted and approved this charter for the audit committee of the Board (the "Audit Committee").(1)

1.  Structure And Membership of the Audit Committee

1.01.  Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in Section 303A.02 of the New York Stock Exchange Listed Company Manual; (b) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of no fewer than three members of the Board.

The Audit Committee may have a Chairperson. The Chairperson, his/her designee or a designee of an Audit Committee member shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee. The Audit Committee will, periodically, meet separately with management, with internal auditors and with independent auditors to perform its oversight functions. The Audit Committee will also generally discuss policies in place with respect to risk assessment and risk management of the Funds.

(1)  Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms "Committee," "Directors/Trustees" and "Board" mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit A-1

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board.

1.02.  Financially Literate

Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Board in its business judgment.

1.03.  Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the instructions to Form N-CEN and in Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "SOX Act").

2.  Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board's ("PCAOB") Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB's Ethics and Independence Rule 3526, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

3.  Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.  Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.  Duties and Powers of Audit Committee

5.01.  The Audit Committee shall have the duty and power to:

•  make recommendations to the Board regarding selection of the Auditor;

•  oversee and evaluate the work of the Auditor;

•  require the Auditor to report directly to the Audit Committee;

•  determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•  pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the SOX Act and rules promulgated by the Securities and Exchange Commission (the "SEC") under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix A); provided

Exhibit A-2

that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Board's independent counsel;

•  consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor's independence;

•  review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•  require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•  review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Auditing Standard No. 16 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•  consider and discuss the timing and process for all Lead Audit Partner rotation requirements with the Auditor;

•  review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

•  review and discuss the Fund's audited and semi-annual financial statements with Fund management;

•  review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

Exhibit A-3

•  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

•  review legal and regulatory matters presented by counsel and the Fund's Auditor that may have a material impact on the Fund's financial statements;

•  consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•  receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•  establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates or others of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act and Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•  oversee any (a) disagreements and/or (b) resolutions to disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•  require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•  perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's Declaration of Trust, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

•  Report to the Board on the results of the activities of the Audit Committee and make certain recommendations, as necessary.

5.02.  In connection with Valuation, the Audit Committee shall have the duty and power to

•  develop a sufficient knowledge of the valuation process and of the Adviser's Valuation Procedures (the "Valuation Procedures") in order to carry out its responsibilities;

•  review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make recommendations to the Board of the Funds with respect to the Valuation Procedures based upon such review;

•  review reports of actions of periodic Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

Exhibit A-4

•  review the reports described in the Valuation Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Valuation Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•  review and recommend to the Board any proposed amendments to the Valuation Procedures;

•  review, at least annually, the Valuation Procedures and methodologies utilized in the valuation of portfolio securities of the Funds;

•  review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen with any such methodology and/or pricing services; and

•  cause the Chairperson of the Audit Committee to receive reports from the Adviser between Audit Committee meetings respecting significant valuation issues believed by the Adviser to materially impact a Fund's net asset value.

5.03.  Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.04.  Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to (a) conduct "field work" or other types of auditing or accounting reviews or procedures, (b) perform an audit or (c) act in any way as a substitute for management or assume management's responsibilities. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund's financial statements and is ultimately accountable to the Audit Committee.

6.  Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than four times per year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment, including but not limited to Zoom or other video conference applications, by means of which all persons participating in such meeting can hear each other.

Exhibit A-5

7.  Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including but not limited to, specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. In addition, interim actions may also be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Audit Committee.

8.  Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.  Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

Exhibit A-6

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 2019(3)

1.  Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

(3)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.  Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund's Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Principal Financial and Accounting Officer or any member of management.

9.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

EXHIBIT B

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, JUNE 17, 2010, JUNE 27 AND 28, 2012,
MAY 29, 2013, MAY 28, 2014, JUNE 9, 2015, JUNE 15, 2016,
SEPTEMBER 28, 2017, JUNE 14, 2018, DECEMBER 5, 2018,
DECEMBER 11, 2019 AND MARCH 4, 2021

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (as listed in Exhibit A, as may be amended from time to time) have adopted and approved this Charter for the governance committee (the "Governance Committee") of the Board of the Funds.(1)

1.  COMPOSITION

The Governance Committee shall be comprised of no fewer than one Trustee of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. From time to time the Chairman of the Board may participate in and vote at Governance Committee meetings. The Chairperson, his/her designee or a designee of a Committee member shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in Section 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the "Independent Trustees."

2.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by

(1)  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit B-1

the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than four times per year. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment, including but not limited to Zoom or other video conference applications, by means of which all persons participating in such meeting can hear each other.

3.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

4.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

In carrying out its mission to evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Trustees, the Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others; and

ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund;

b.  Selection, Nomination of Committee Members

In carrying out its mission to appoint members of each standing committee and sub-committee of the Board, the Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and may appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

Exhibit B-2

c.  Corporate Governance

In carrying out its mission to develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee or sub-committee policies and procedures, the Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  trustee/director duties and responsibilities;

(3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)  trustee/director orientation and continuing education;

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

In carrying out its mission to oversee periodic evaluations of the Board and any Committees of the Board, the Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

Exhibit B-3

5.  AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISERS

The Governance Committee is authorized to: (a) engage independent counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Governance Committee, for payment of compensation to the independent counsel and other advisers.

6.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

7.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

8.  REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

Exhibit B-4

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on June 24, 2022 at 8:30 a.m. New York Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. PROXY MORGAN STANLEY CHINA A SHARE FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2022 This proxy is solicited on behalf of the Board of Directors of Morgan Stanley China A Share Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 4, 2022 at the Annual Meeting of Stockholders to be held by audio teleconference on June 24, 2022 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 337 - 3 5 0 3 CAF_32711_041122 xxxxxxxxxxxxxx code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held via audio teleconference on June 24, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-32711 Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE JOINT PROXY STATEMENT. 1.Election of Directors Nominees: FOR WITHHOLD FOR ALL ALLALLEXCEPT    01. Frances L. Cashman (Class I) 04. Manuel H. Johnson (Class III) 02. Frank L. Bowman (Class III) 05. Eddie A. Grier (Class III) 03. Jakki L. Haussler (Class III) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures  This section must be completed for your vote to be counted.  Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)  Please print date below Signature 1  Please keep signature within the box Signature 2  Please keep signature within the box xxxxxxxxxxxxxx CAF 32711 xxxxxxxx Scanner bar code // X

MORGAN STANLEY CHINA A SHARE FD INC COM 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1683 7811 1-800-454-8683 Scan to view materials and vote via smartphone. MORGAN STANLEY CHINA A SHARE FD INC COM 22-13028-1 C1.1 P5 U22983 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MORGAN STANLEY CHINA A SHARE FD INC COM

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ **1472 0797 1683 7811**

Visit www.ProxyVote.com | Call 1-800-454-8683 | Return this form in the enclosed postage-paid envelope. | Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MORGAN STANLEY CHINA A SHARE FD INC COM

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board recommends you vote FOR the following director nominee(s):1 through 5

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Frank L. Bowman#
03 Jakki L. Haussler#
04 Manuel H. Johnson#
05 Eddie A. Grier#

NOTE *Election of Class I Director #Election of Class III Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1683 7811 06/24/22 123,456,789,012.00000
617468103 *****ACCOUNT P73248-01S GS2

11

0001230654_1 R1.0.0.24 U22983

MORGAN STANLEY CHINA A SHARE FD INC COM 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1683 7811 1-800-454-8683 Scan to view materials and vote via smartphone. MORGAN STANLEY CHINA A SHARE FD INC COM 22-13028-1 C1.1 P6 U22983 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2
12
17

MORGAN STANLEY CHINA A SHARE FD INC COM

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ **1472 0797 1683 7811**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MORGAN STANLEY CHINA A SHARE FD INC COM

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

11

The Board recommends you vote FOR the following director nominee(s):1 through 5	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

01 Frances L. Cashman*
02 Frank L. Bowman#
03 Jakki L. Haussler#
04 Manuel H. Johnson#
05 Eddie A. Grier#

NOTE *Election of Class I Director #Election of Class III Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1683 7811 06/24/22 123,456,789,012.00000
617468103 *****ACCOUNT P73248-01S GS2

0001230654_1 R1.0.0.24 U22983

22-13028-1 C1.1 P7 HHSTS4

3

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2
12
18

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

P73248-01S

V20

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on June 24, 2022 at 8:30 a.m. New York Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. PROXY MORGAN STANLEY EMERGING MARKETS DEBT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2022 This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 4, 2022 at the Annual Meeting of Stockholders to be held by audio teleconference on June 24, 2022 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 337 - 3 5 0 3 MSD_32711_041122 xxxxxxxxxxxxxx code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held via audio teleconference on June 24, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-32711 Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE JOINT PROXY STATEMENT. 1.Election of Directors Nominees: FOR WITHHOLD FOR ALL ALLALLEXCEPT    01. Frances L. Cashman (Class I) 04. Manuel H. Johnson (Class III) 02. Frank L. Bowman (Class III) 05. Eddie A. Grier (Class III) 03. Jakki L. Haussler (Class III) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures  This section must be completed for your vote to be counted.  Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)  Please print date below Signature 1  Please keep signature within the box Signature 2  Please keep signature within the box xxxxxxxxxxxxxx MSD 32711 xxxxxxxx Scanner bar code // X

MS EMERGING MARKETS DEBT FUND, INC. COM 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1573 0501 1-800-454-8683 Scan to view materials and vote via smartphone. MS EMERGING MARKETS DEBT FUND, INC. COM 22-13028-1 C1.1 P2 U22982 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

13 9

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MS EMERGING MARKETS DEBT FUND, INC. COM

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ 1472 0797 1573 0501

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MS EMERGING MARKETS DEBT FUND, INC. COM

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

11

The Board recommends you vote FOR the following director nominee(s):1 through 5

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Frank L. Bowman#
03 Jakki L. Haussler#
04 Manuel H. Johnson#
05 Eddie A. Grier#

NOTE *Election of Class I Director #Election of Class III Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

U22982 R1.0.0.24 0001230653_1

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1573 0501 06/24/22 123,456,789,012.00000
61744H105 *****ACCOUNT P73248-01S GS2

MS EMERGING MARKETS DEBT FUND, INC. COM 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1573 0501 1-800-454-8683 Scan to view materials and vote via smartphone. MS EMERGING MARKETS DEBT FUND, INC. COM 22-13028-1 C1.1 P3 U22982 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

1 OF 2

10 14

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MS EMERGING MARKETS DEBT FUND, INC. COM

THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

1472 0797 1573 0501

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MS EMERGING MARKETS DEBT FUND, INC. COM

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

11

The Board recommends you vote FOR the following director nominee(s):1 through 5

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Frank L. Bowman#
03 Jakki L. Haussler#
04 Manuel H. Johnson#
05 Eddie A. Grier#

NOTE *Election of Class I Director #Election of Class III Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

U22982

R1.0.0.24

0001230653_1

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1573 0501 06/24/22 123,456,789,012.00000
61744H105 *****ACCOUNT P73248-01S GS2

22-13028-1 C1.1 P4 HHSTS4

3

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2
15 10

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Househeld.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

P73248-01S

V2.0

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on June 24, 2022 at 8:30 a.m. New York Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. PROXY MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2022 This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 4, 2022 at the Annual Meeting of Stockholders to be held by audio teleconference on June 24, 2022 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 337 - 3 5 0 3 EDD_32711_041122 xxxxxxxxxxxxxx code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held via audio teleconference on June 24, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-32711 Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE JOINT PROXY STATEMENT. 1.Election of Directors Nominees: FOR WITHHOLD FOR ALL ALLALLEXCEPT 01. Frances L. Cashman (Class I) 04. Manuel H. Johnson (Class III) 02. Frank L. Bowman (Class III) 05. Eddie A. Grier (Class III) 03. Jakki L. Haussler (Class III)    INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures  This section must be completed for your vote to be counted.  Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)  Please print date below Signature 1  Please keep signature within the box Signature 2  Please keep signature within the box xxxxxxxxxxxxxx EDD 32711 xxxxxxxx Scanner bar code // X

MS EMERGING MKTS DOMESTIC DEBT FD, INC. 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1793 5121 1-800-454-8683 Scan to view materials and vote via smartphone. MS EMERGING MKTS DOMESTIC DEBT FD, INC. 22-13028-1 C1.1 P8 U22984 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

13
19

MS EMERGING MKTS DOMESTIC DEBT FD, INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ **1472 0797 1793 5121**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MS EMERGING MKTS DOMESTIC DEBT FD, INC.

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

11

The Board recommends you vote FOR the following director nominee(s):1 through 5

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Frank L. Bowman#
03 Jakki L. Haussler#
04 Manuel H. Johnson#
05 Eddie A. Grier#

NOTE *Election of Class I Director #Election of Class III Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

0001230655_1 R1.0.0.24 U22984

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1793 5121 06/24/22 123,456,789,012.00000
617477104 *****ACCOUNT P73248-01S GS2

MS EMERGING MKTS DOMESTIC DEBT FD, INC. 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1793 5121 1-800-454-8683 Scan to view materials and vote via smartphone. MS EMERGING MKTS DOMESTIC DEBT FD, INC. 22-13028-1 C1.1 P9 U22984 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

1 OF 2
20 14

MS EMERGING MKTS DOMESTIC DEBT FD, INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ **1472 0797 1793 5121**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MS EMERGING MKTS DOMESTIC DEBT FD, INC.

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

11

The Board recommends you vote FOR the following director nominee(s):1 through 5

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Frank L. Bowman#
03 Jakki L. Haussler#
04 Manuel H. Johnson#
05 Eddie A. Grier#

NOTE *Election of Class I Director #Election of Class III Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

U22984 R1.0.0.24 0001230655_1

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1793 5121 06/24/22 123,456,789,012.00000
617477104 *****ACCOUNT P73248-01S GS2

22-13028-1 C1.1 P10 HHSTS4

3

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2
14
21

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Householded.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

P73248-01S

V2.0

EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE AT THE TELEPHONIC MEETING on June 24, 2022 at 8:30 a.m. New York Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. Please detach at perforation before mailing. PROXY MORGAN STANLEY INDIA INVESTMENT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2022 This proxy is solicited on behalf of the Board of Directors of Morgan Stanley India Investment Fund, Inc. (the “Fund”) The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin, Michael J. Key and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 4, 2022 at the Annual Meeting of Stockholders to be held by audio teleconference on June 24, 2022 at 8:30 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1 - 8 0 0 - 337 - 3 5 0 3 IIF_32711_041122 xxxxxxxxxxxxxx code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held via audio teleconference on June 24, 2022. The Joint Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor-32711 Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE JOINT PROXY STATEMENT. 1.Election of Directors Nominees: FOR WITHHOLD FOR ALL ALLALLEXCEPT    01. Frances L. Cashman (Class I) 02. Jakki L. Haussler (Class I) 03. Eddie A. Grier (Class II) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures  This section must be completed for your vote to be counted.  Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)  Please print date below Signature 1  Please keep signature within the box Signature 2  Please keep signature within the box xxxxxxxxxxxxxx IIF 32711 xxxxxxxx Scanner bar code // X

MORGAN STANLEY INDIA INV FD, INC COMMON 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1803 9341 1-800-454-8683 Scan to view materials and vote via smartphone. MORGAN STANLEY INDIA INV FD, INC COMMON 22-13028-1 C1.1 P11 U22985 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

22 15

MORGAN STANLEY INDIA INV FD, INC COMMON

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ **1472 0797 1803 9341**

Visit www.ProxyVote.com

Call 1-800-454-8683

Return this form in the enclosed postage-paid envelope.

Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

MORGAN STANLEY INDIA INV FD, INC COMMON

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

11

The Board recommends you vote FOR the following director nominee(s):1, 2 and 3	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Jakki L. Haussler*
03 Eddie A. Grier**

NOTE *Election of Class I Director **Election of Class II Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

0001230656_1 R1.0.0.24 U22985

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1803 9341 06/24/22 123,456,789,012.00000
61745C105 *****ACCOUNT P73248-01S GS2

MORGAN STANLEY INDIA INV FD, INC COMMON 06/24/22 at 08:30 A.M. EDT BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342T., SUITE 1300 BRENTWOOD, NY 11717 Vote must be received by 06/23/2022 to be counted. 1472 0797 1803 9341 1-800-454-8683 Scan to view materials and vote via smartphone. MORGAN STANLEY INDIA INV FD, INC COMMON 22-13028-1 C1.1 P12 U22985 11

BROADRIDGE FINANCIAL SOLUTIONS, INC.

1 OF 2
16
23

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

MORGAN STANLEY INDIA INV FD, INC COMMON

THIS IS A VOTING INSTRUCTION FORM.
You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **06/24/22 at 08:30 A.M. EDT**

Make your vote count.

→ **1472 0797 1803 9341**

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

Go to www.ProxyVote.com, enter the control number above and vote!

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board's recommendations.

X

PAGE 1 OF 2

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

11

MORGAN STANLEY INDIA INV FD, INC COMMON

Please check this box if you plan to attend the Meeting and vote your shares in person. ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board recommends you vote FOR the following director nominee(s):1, 2 and 3

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01 Frances L. Cashman*
02 Jakki L. Haussler*
03 Eddie A. Grier**

NOTE *Election of Class I Director **Election of Class II Director

NOTE Such other business as may properly come before the meeting or any adjournment thereof.

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.

Yes	No
☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

1472 0797 1803 9341 06/24/22 123,456,789,012.00000
61745C105 *****ACCOUNT P73248-01S GS2

0001230656_1 R1.0.0.24 U22985

22-13028-1 C1.1 P13 HHSTS4

3

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS (HH)
BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

2 OF 2
16
24

PAGE 2 OF 2

PLEASE RETAIN FOR YOUR RECORDS

HHSTD5

IMPORTANT NOTICE REGARDING HOUSEHOLDING ELECTION OF SHAREHOLDER COMMUNICATIONS

In December 2000, the Securities Exchange Commission enacted a rule that allows multiple shareholders residing at the same address the convenience of receiving a single copy of all shareholder communications if they consent to do so. This is known as "Householding". Please note that if you do not respond to this notice, Householding will start 60 days after the mailing of this notification. We will allow Householding only upon these certain conditions:

- The issuer agrees to have its documents Householded.
- You agree to or do not object to the Householding of your materials.
- You have the same last name and exact address as another shareholder(s).

The HOUSEHOLDING ELECTION, which appears on the enclosed proxy card, provides a means for you to notify us whether or not you consent to participate in Householding. By marking "Yes" in the block provided, you will consent to participate in Householding. By marking "No", you will withhold your consent to participate. If you do nothing, you will be deemed to have given your consent to participate. Your affirmative or implied consent to Household will remain in effect until you revoke it. If you wish to revoke your consent, please call 1-866-540-7095 and follow the instructions or you may send a written request with your name, the name of your financial institution and your account number at the firm to: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

HHSTS4

P73248-01S

V2.0